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                                                                    EXHIBIT 99.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statement on Form S-8 (Nos. 2-78323, 33-9082, 33-26468, 33-33701 and 333-19007) and Form
S-3 (No. 333-15675) of Coopers & Lybrand's report dated March 17, 1994, on Coopers & Lybrand's audit of the consolidated statements of income, shareholders' equity, and cash flows of Hughes Supply, Inc. and subsidiaries for the fiscal year ended January 28, 1994, which report is incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended January 26, 1996.

Coopers & Lybrand L.L.P.

Orlando, Florida
February 12, 1997